Filed pursuant to Rule 497(e)
Registration Nos. 333-191807; 811-22899

CG Funds Trust

CG Core Total Return Fund

October 16, 2019

Supplement to the Prospectus dated February 28, 2019

Important Information about the CG Core Total Return Fund

Fund Termination and Liquidation

The Board of Trustees of the CG Core Total Return Fund has determined that it is in the best interests of the shareholders of the Fund to liquidate the Fund.  During the liquidation process, the Fund will not be able to achieve its investment objective of producing growth of capital, with a secondary objective of realization of current income through the receipt of interest or dividends.

The Fund will be liquidated using the following process:

•	Purchases into the Fund will be stopped after the close of business October 17, 2019.

•	Securities held in the Fund will begin to be sold October 18, 2019.

•	A distribution of any applicable dividends and capital gains will be made to shareholders with a record date of October 22, 2019 and a payable date of October 23, 2019.

•	Sales out of the Fund will be stopped after the close of business October 29, 2019.

•	The holdings of any remaining shareholders in the Fund will be distributed based on the October 30, 2019 net asset value.

The liquidation of the Fund, like any redemption of Fund shares, will constitute a sale upon which a gain or loss may be recognized for federal income tax purposes depending upon the type of account and the adjusted cost basis of the investor’s shares.  IRA shareholders should refer to their IRA disclosure statement for information as to the tax consequences of the liquidation for them.

For Additional Information

You may call (800) 273-6886 with questions or for additional information.

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The date of this Supplement is October 16, 2019.

Please retain this Supplement for future reference.